August 1, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                              KeySpan Corporation
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                     (N/A)
                                     -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
    N/A______________________________________________________________

The following communication is being distributed to all KeySpan Corporation and National Grid employees:

Integration Update                 National Grid                        KeySpan
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Volume 1 Issue XIII                                                 August 2006
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August 1, 2006

             National Grid Shareholders Approve KeySpan Acquisition

National Grid shareholders yesterday overwhelmingly approved the acquisition of KeySpan Corporation during the company's Extraordinary General Meeting in
London. This approval is another step in the process of completing the transaction.

On July 21, National Grid and KeySpan filed for approval of the merger with the New York State Public Service Commission, and in May the companies filed for approval from the U.S. Federal Energy Regulatory Commission. The transaction gained clearance on its filings in compliance with federal antitrust and foreign investment requirements in July. A filing with the New Hampshire Public Utilities Commission is expected shortly.


Additional Information and Where to Find It
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In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement is also available free of charge at the Securities and Exchange Commission's website, www.sec.gov, and stockholders of the Company are also able to obtain additional copies of the definitive proxy statement free of charge by directing their requests to KeySpan Corporation One MetroTech Center, Brooklyn, New York 1120-3850.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger.